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                                                                    EXHIBIT 10.4



                                 FIRST AMENDMENT

              This First Amendment ("Amendment"), dated as of December 31, 1998 to that certain Employment Agreement ("Agreement") dated as of December 17, 1998, by and between autobytel.com inc., a corporation duly organized under the laws of the State of Delaware (the "Company"), with offices at 18872 MacArthur Blvd., Second Floor, Irvine, California, 92612-1400, and Ann Marie Delligatta (hereinafter referred to as the "Executive"), who resides at 14400 Navarro Place, Orange, California 92689.


       WHEREAS, The parties desire to amend the Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

       1. The first sentence of Article 1 of the Agreement is hereby amended in its entirety to read as follows:

                  "The Company hereby employs the Executive as Executive Vice President and Chief Operating Officer of the Company and the Executive hereby accepts such employment by the Company for a period of three (3) years (the "Term") commencing from October 1, 1998 (the "Commencement Date"), which Term shall automatically renew for one year periods unless either party notifies the other of its election not to renew at least 30 days prior to the applicable anniversary of the Commencement Date."

       2. The other terms and conditions of the Agreement shall remain in effect and not be affected by this Amendment.

       3. This Amendment shall be construed and enforced in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws thereof.

       4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   autobytel.com inc.


                                   By  /s/Mark Lorimer
                                       -------------------------------------
                                   Mark W. Lorimer
                                   President and Chief Executive Officer



                                   /s/ Ann Marie Delligatta
                                   -----------------------------------------
                                   Ann Marie Delligatta